Exhibit 10.1

SECOND AMENDMENT TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

     This Second Amendment (this “Amendment”) is dated as of May 4, 2005 and amends that certain Amended and Restated Loan and Security Agreement dated as of April 9, 2004 (as amended, modified, supplemented, renewed or restated from time to time, the “Loan Agreement”) by and among PREMIUM STANDARD FARMS, INC., a Delaware corporation (“Premium”), PREMIUM STANDARD FARMS OF NORTH CAROLINA, INC., a Delaware corporation, and a wholly-owned subsidiary of Premium (“PSF-NC”), LUNDY INTERNATIONAL, INC., a North Carolina corporation and a wholly owned subsidiary of PSF-NC (“Lundy International”), and LPC TRANSPORT, INC., a Delaware corporation and a wholly-owned subsidiary of Premium (“LPC”, and collectively with Premium, PSF-NC, and Lundy International, “Borrower”, or if the context so requires, any of them), the financial institutions party thereto on the date hereof (collectively the “Lenders” and individually a “Lender”) and U.S. BANK NATIONAL ASSOCIATION, a national banking association (“U.S. Bank”), as a Lender and in its capacity as Agent for the Lenders (in such capacity, the “Agent”).

RECITALS

     Capitalized terms used and not defined in this Amendment shall have the meanings given to such terms in the Loan Agreement, as amended by this Amendment. Borrower has requested that the Line of Credit Loan Commitments be increased from $175,000,000 to $200,000,000 for six months and U.S. Bank has agreed to increase its Line of Credit Loan Commitment from $45,000,000 to $70,000,000 for six months to cover this requested increase. In accordance with Sections 10.31(b) and (c) of the Loan Agreement, this Amendment will be effective by execution and delivery by Borrower and by U.S. Bank as a Lender and as the Agent. The new Note and other Financing Agreements required by the Agent are as set forth herein. The Borrower and the Agent agree that Collateral Release shall be held in abeyance as set forth herein.

     NOW THEREFORE, in consideration of the foregoing and of the terms and conditions contained in the Loan Agreement and this Amendment, and of any loans or extensions of credit or other financial accommodations heretofore, now or hereafter made to or for the benefit of Borrower by the Agent and the Lenders, Borrower and U.S. Bank, as a Lender and as the Agent, agree as follows:

     1. Amended Defined Term. Section 1.1 of the Loan Agreement, Definitions, shall be amended to amend the following definition, which shall read in full as follows:

     “Line of Credit Loan Commitment” shall mean as to any Lender (i) from May 4, 2005 through November 4, 2005, such Lender’s Pro Rata Percentage of $200,000,000, and (ii) after November 4, 2005, such Lender’s Pro Rata Percentage of $175,000,000, in each case as set forth opposite such Lender’s name under the heading “Loan Commitments” on Schedule A-2, subject to Assignment and Acceptance in accordance with Section 10.23, as such amount may be reduced or terminated from time to time pursuant to Sections 2.3(c), 2.8 or 9.1, and as such amount may be increased from time to time pursuant to Section 10.31(b); and "Line of Credit Loan Commitments” shall mean collectively, the Line of Credit Loan Commitments for all the Lenders.

     2. Collateral Release in Abeyance. The Borrower and the Agent agree that Collateral Release approved by the Lenders as set forth in the First Amendment to Amended and Restated Loan and Security Agreement dated as of April 20, 2005, shall be held in abeyance until the earlier of such time as the Collateral Release is re-approved by the Lenders in accordance with the terms of the Loan Agreement, or the Line of Credit Loan Commitments are $175,000,000 or less.

     3. General Representations and Warranties. To induce U.S. Bank, as a Lender and as the Agent, to enter into this Amendment, the Borrower represents and warrants to the Agent and the Lenders that (a) the factual information taken as a whole in the materials furnished by or on behalf of the Borrower to the Agent or any Lender for purposes of or in connection with this Amendment, does not contain any untrue statement of a material fact or omit to state any material fact necessary to keep the statements contained therein from being misleading as of the date of this Amendment, and (b) except as described in this Amendment, a previous amendment of the Loan Agreement or as previously disclosed in writing to the Agent by the submission of a Compliance Certificate or otherwise, each and every representation and warranty set forth in the Loan Agreement is true and correct as of the date hereof, and shall be deemed remade by the Borrower as of the date hereof.

     4. Conditions; Documentation. This Amendment shall be effective upon the execution and/or delivery to the Agent by the Borrower of the following: (i) this Amendment; (ii) a Supplement to the Agent’s Letter; and (iii) a Note payable to U.S. Bank in the face amount of $70,000,000. After the date of this Amendment the Agent may, in its discretion, require the Borrower to execute and deliver amendments to the existing Deeds of Trust referred to in Section 5.1 of the Loan Agreement together with commitments for endorsements to the corresponding Title Insurance Policies.

     5. Incorporation of Loan Agreement. The parties agree that this Amendment shall be an integral part of the Loan Agreement, that all of the terms set forth therein are incorporated in this Amendment by reference, and that all terms of this Amendment are incorporated therein as of the date of this Amendment. All of the terms and conditions of the Loan Agreement, which are not modified in this Amendment, shall remain in full force and effect. To the extent the terms of this Amendment conflict with the terms of the Loan Agreement, the terms of this Amendment shall control.

     6. Counterparts & Facsimile. This document may be executed in several counterparts, each of which shall be construed together as one original. Facsimile signatures on this document shall be considered as original signatures.

{The rest of this page is intentionally left blank – Signature pages follow}

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

PREMIUM STANDARD FARMS, INC.,
a Delaware corporation

ATTEST:

By:	/s/ Dennis Rippe	By:	/s/ Stephen A. Lightstone

Its:	Vice President/Controller	Its:	Executive Vice President

LUNDY INTERNATIONAL, INC., a
North Carolina corporation

ATTEST:

By:	/s/ Dennis Rippe	By:	/s/ Stephen A. Lightstone

Its:	Vice President/Controller	Its:	Executive Vice President

PREMIUM STANDARD FARMS OF
NORTH CAROLINA, INC., a Delaware
corporation

ATTEST:

By:	/s/ Dennis Rippe	By:	/s/ Stephen A. Lightstone

Its:	Vice President/Controller	Its:	Executive Vice President

LPC TRANSPORT, INC., a Delaware
corporation

ATTEST:

By:	/s/ Dennis Rippe	By:	/s/ Stephen A. Lightstone

Its:	Vice President/Controller	Its:	Executive Vice President

U.S. BANK NATIONAL
ASSOCIATION, as Agent and as a
Lender
950 17th Street, Suite 350
Denver, Colorado 80202

		By:	/s/ Alan V. Schuler

		Its:	Senior Vice President

{Signature Page to Second Amendment to Amended and Restated Loan and Security Agreement Dated as of May 4, 2005}

Schedule A-2 to
Loan and Security Agreement

Lenders’ Commitments

Line of Credit Loan Commitments

From May 4, 2005 through November 4, 2005:

Name of Lender	Pro Rata Percentage	Maximum $
U.S. Bank National Association	35.000000000%	$70,000,000
Farm Credit Services of Missouri, PCA	14.375000000%	$28,750,000
Farm Credit Services of America, FLCA	14.375000000%	$28,750,000
Harris Trust and Savings Bank	14.375000000%	$28,750,000
Rabobank International	14.375000000%	$28,750,000
First National Bank of Omaha	7.500000000%	$15,000,000

TOTAL:	100%	$200,000,000

After November 4, 2005:

Name of Lender	Pro Rata Percentage	Maximum $
U.S. Bank National Association	25.714285713%	$45,000,000
Farm Credit Services of Missouri, PCA	16.428571429%	$28,750,000
Farm Credit Services of America, FLCA	16.428571429%	$28,750,000
Harris Trust and Savings Bank	16.428571429%	$28,750,000
Rabobank International	16.428571429%	$28,750,000
First National Bank of Omaha	8.571428571%	$15,000,000

TOTAL:	100%	$175,000,000

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